Exhibit 10.21

SECURITIES SUBSCRIPTION AGREEMENT

Stardust Power Inc.

15 E. Putnam Ave, Suite 378

Greenwich, CT 06830

Ladies and Gentlemen:

This securities subscription agreement (this “Subscription Agreement”) is entered into as of the date set forth on the signature page hereto, by and between Stardust Power Inc., a Delaware corporation (the “Company”), and the undersigned subscriber (“you” or “Subscriber”).

On the terms and subject to the conditions set forth in this Subscription Agreement, Subscriber desires to subscribe for and purchase from the Company the number of shares of common stock, par value $0.0001 per share (the “Common Stock”), of the Company, set forth on the signature page hereto (the “Shares”), in a private placement, and warrants (the “Warrants”, and, collectively with the Shares, the “Securities”), each representing the right to purchase the number of shares of Common Stock of the Company set forth on the signature page hereto, which Warrants shall be exercisable when registered in accordance with this Subscription Agreement and have a term of exercise equal to five (5) years from the initial exercise date, in a private placement, and will be represented by a common stock purchase warrant in the form attached as Exhibit A hereto, and the Company desires to issue and sell to Subscriber the Securities at or prior to the Closing Date (as defined herein). The shares of Common Stock issuable upon exercise of the Warrants are herein referred to as the “Warrant Shares”.

On or about the date of this Subscription Agreement, the Company is entering into subscription agreements substantially similar to this Subscription Agreement (the “Other Subscription Agreements”, and together with this Subscription Agreement, the “Subscription Agreements”) with certain other investors (the “Other Subscribers” and, together with the Subscriber, the “Subscribers”), pursuant to which the Subscribers, severally and not jointly, have agreed to subscribe for and purchase, and the Company has agreed to issue and sell to such Other Subscribers, on the Closing Date, Securities.

The aggregate purchase price to be paid by the Subscriber for the Securities (as set forth on the signature page hereto) is referred to herein as the “Subscription Amount.”

In connection therewith, and in consideration of the foregoing and the mutual representations, warranties and covenants, and subject to the conditions, set forth herein, and intending to be legally bound hereby, each of the Subscriber and the Company acknowledges and agrees as follows:

1. Subscription. The Subscriber hereby irrevocably subscribes for and agrees to purchase from the Company the number of Securities set forth on the signature page of this Subscription Agreement on the terms and subject to the conditions set forth in this Subscription Agreement and in the case of the Warrant Shares, on the terms and conditions set forth in the Warrant. The Subscriber acknowledges and agrees that the Company reserves the right to accept or reject the Subscriber’s subscription for the Securities for any reason or for no reason, in whole or in part, at any time prior to its acceptance, and the same shall be deemed to be accepted by the Company only when this Subscription Agreement is signed by a duly authorized person by or on behalf of the Company.

2. Closing.1 Upon delivery of written notice from (or on behalf of) the Company to the Subscriber (the “Closing Notice”), the Subscriber shall deliver to the Company, three (3) business days prior to the anticipated closing date specified in the Closing Notice (the “Closing Date”), (i) the Subscription Amount by wire transfer of United States dollars in immediately available funds to the account(s) specified by the Company in the Closing Notice (such funds to be held in an escrow by the Company or in such account(s) specified by the Company), segregated from and not comingled with the other funds of the Company, and (ii) any other information that is reasonably requested in the Closing Notice in order for the Securities to be issued to the Subscriber, including, without limitation, a fully executed Internal Revenue Service Form W-9 or W-8, as applicable. On the Closing Date, the Company shall (i) issue a number of Shares to the Subscriber set forth on the signature page to this Subscription Agreement and subsequently cause such Shares to be registered in book-entry form, free and clear of all liens (other than those arising under applicable securities laws), in the name of the Subscriber (or its nominee or custodian) on the Company’s share register and (ii) deliver a Warrant to the Subscriber in the form set forth on Exhibit A hereto; provided, however, that the Company’s obligation to issue the Securities to the Subscriber is contingent upon the Company having received the Subscription Amount in full accordance with this Section 2. In the event the closing of the sale, purchase and issuance of the Securities contemplated hereby (the “Closing”) does not occur within two (2) business days of the anticipated Closing Date specified in the Closing Notice, the Company shall promptly (but not later than three (3) business days thereafter) return the Subscription Amount to the Subscriber; provided, that, unless this Subscription Agreement has been terminated pursuant to Section 8, such return of funds shall not terminate this Subscription Agreement or relieve the Subscriber of its obligation to purchase the Securities at the Closing upon the delivery by the Company of a subsequent Closing Notice in accordance with this Section 2. For purposes of this Subscription Agreement, “business day” shall mean any day other than a Saturday, Sunday or a day on which commercial banking institutions in New York, New York are authorized or required to close for business.

3. Closing Conditions

a. The obligation of the parties hereto to consummate the sale, purchase and issuance of the Securities pursuant to this Subscription Agreement is subject to the following condition:

(i) no applicable governmental authority shall have enacted, issued, promulgated, enforced or entered any judgment, order, law, rule or regulation (whether temporary, preliminary or permanent) which is then in effect and has the effect of making consummation of the transactions contemplated hereby illegal or otherwise enjoining, restraining or prohibiting consummation of the sale, purchase and issuance of the Securities pursuant to this Subscription Agreement.

b. The obligation of the Company to consummate the sale and issuance of the Securities pursuant to this Subscription Agreement shall be subject to the condition (which may be waived in writing (email being sufficient) by the Company) that (i) all representations and warranties of the Subscriber contained in this Subscription Agreement are true and correct in all material respects at and as of the Closing Date (except for (x) those representations and warranties qualified by materiality, which shall be true and correct in all respects as of the Closing Date and (y) those representations and warranties that speak as of a specified earlier date, which shall be so true and correct in all material respects (or, if qualified by materiality, in all respects) as of such specified earlier date) and (ii) all obligations, covenants and agreements of the Subscriber required to be performed by it at or prior to the Closing shall have been performed in all material respects.

1 NTD: For avoidance of doubt, this form document includes the closing mechanics language. The amounts payable by the investors in connection with the Equity Kicker will be $0.00. The warrant coverage is 50% at $11.50 per share. The warrants are valid for 5 years.

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c. The obligation of the Subscriber to consummate the purchase of the Securities pursuant to this Subscription Agreement shall be subject to the condition (which may be waived in writing (email being sufficient) by the Subscriber) that (i) all representations and warranties of the Company contained in this Subscription Agreement shall be true and correct in all material respects at and as of the Closing Date (except for (x) those representations and warranties qualified by materiality or Material Adverse Effect (as defined below), which shall be true and correct in all respects as of the Closing Date and (y) those representations and warranties that speak as of a specified earlier date, which shall be so true and correct in all material respects (or, if qualified by materiality, in all respects) as of such specified earlier date), (ii) the Company shall have performed, satisfied and complied in all material respects with all covenants, agreements and conditions required by this Subscription Agreement to be performed, satisfied or complied with by it at or prior to the Closing and (iii) the Shares and the Warrant Shares shall have been approved for listing by the Stock Exchange (as defined below), subject to official notice of issuance.

4. Further Assurances. At or prior to the Closing, the parties hereto shall execute and deliver, or cause to be executed and delivered, such additional documents and take such additional actions as the parties reasonably may deem to be practical and necessary in order to consummate the subscription as contemplated by this Subscription Agreement.

5. Company’s Representations and Warranties. The Company represents and warrants to the Subscriber that:

a. The Company is duly incorporated, validly existing and in good standing under the laws of Delaware. The Company has all power (corporate or otherwise) and authority to own, lease and operate its properties and conduct its business as presently conducted and to enter into, deliver and perform its obligations under this Subscription Agreement.

b. As of the Closing Date, the Shares, the Warrants and any Warrant Shares, will be duly authorized and, when issued and delivered to the Subscriber against full payment therefor in accordance with the terms of this Subscription Agreement or the Warrant, as applicable, such Shares or Warrant Shares will be validly issued, fully paid and non-assessable and will not have been issued in violation of or subject to any preemptive or similar rights created under the Company’s certificate of incorporation or bylaws or under the General Corporation Law of the State of Delaware or under any agreement or instrument to which the Company is a party. As of the Closing Date, the Warrant Shares will have been duly reserved for issuance in an amount of duly authorized shares of Common Stock that is equal to the number of Warrant Shares issuable upon the initial exercise of the Warrants. The Company shall keep such number of shares of Common Stock as necessary to satisfy the exercise of the Warrants at all times reserved for issuance until the earlier of the exercise of the Warrants in full or the expiration of the Warrants in accordance with their respective terms. The Warrant Shares issued upon the exercise of any Warrant will be validly issued, fully paid and non-assessable. On the Closing Date, the Warrant will be duly authorized, and when executed and delivered by the Company, will constitute the valid and binding agreement of the Company and will be enforceable against the Company in accordance with its terms, except as may be limited or otherwise affected by (i) bankruptcy, insolvency, fraudulent conveyance, reorganization, moratorium or other laws relating to or affecting the rights of creditors generally, or (ii) principles of equity, whether considered at law or equity.

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c. The Subscription Agreement has been duly authorized, executed and delivered by the Company and assuming that this Subscription Agreement constitutes the valid and binding agreement of the Subscriber, constitutes a legal, valid and binding obligation of the Company, enforceable against the Company in accordance with its terms, except as may be limited or otherwise affected by (i) bankruptcy, insolvency, fraudulent conveyance, reorganization, moratorium or other laws relating to or affecting the rights of creditors generally, or (ii) principles of equity, whether considered at law or equity.

d. The sale and issuance of the Securities and the compliance by the Company with all of the provisions of this Subscription Agreement and the Warrant, and the consummation of the transactions contemplated herein, including the issuance of the Warrant Shares, will not conflict with or result in a breach or violation of any of the terms or provisions of, or constitute a default under, or result in the creation or imposition of any lien, charge or encumbrance upon any of the property or assets of the Company or any of its subsidiaries pursuant to the terms of (i) any indenture, mortgage, deed of trust, loan agreement, lease, license or other agreement or instrument to which the Company or any of its subsidiaries is a party or by which the Company or any of its subsidiaries is bound or to which any of the property or assets of the Company or any of its subsidiaries is subject that would reasonably be expected to have a material adverse effect on the validity of the Securities and the Warrant Shares, or the legal authority of the Company to comply in all material respects with the terms of this Subscription Agreement or the Warrant (a “Material Adverse Effect”); (ii) result in any violation of the provisions of the organizational documents of the Company; or (iii) result in any violation of any statute or any judgment, order, rule or regulation of any court or governmental agency or body, domestic or foreign, having jurisdiction over the Company or any of their properties that would reasonably be expected to have a Material Adverse Effect.

e. As of their respective filing dates, all reports, forms, statements, schedules and other documents (the “SEC Reports”) required to be filed, or actually filed, by the Company with the U.S. Securities and Exchange Commission (the “SEC”) complied in all material respects with the applicable requirements of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), and the rules and regulations of the SEC promulgated thereunder, and none of the SEC Reports, when filed or, if amended, as of the date of such amendment with respect to those disclosures that are amended, contained any untrue statement of a material fact or omitted to state a material fact required to be stated therein or necessary in order to make the statements therein, in the light of the circumstances under which they were made, not misleading. The Company has filed with the SEC each SEC Report that the Company was required to file with the SEC. The financial statements of the Company included in the SEC Reports comply in all material respects with applicable accounting requirements and the rules and regulations of the SEC with respect thereto as in effect at the time of filing or, if amended, as of the time of such amendment, and fairly present in all material respects the financial position of the Company as of and for the dates thereof and the results of operations and cash flows for the periods presented, subject to (i) in the case of interim unaudited statements, normal, year-end audit adjustments, and (ii) changes to historical accounting policies of the Company in connection with any order, directive, guideline, comment or recommendation from the SEC that is applicable to the Company. A copy of each SEC Report is available to the Subscriber via the SEC’s EDGAR system. There are no outstanding or unresolved comments in comment letters received by the Company from the staff of the Division of Corporation Finance of the SEC with respect to any of the SEC Reports.

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f. Assuming the accuracy of the representations and warranties of the Subscriber, the Company is not required to obtain any consent, waiver, authorization or order of, give any notice to, or make any filing or registration with, any court or other federal, state, local or other governmental authority, self-regulatory organization or other person in connection with the execution, delivery and performance by the Company of this Subscription Agreement (including, without limitation, the issuance of the Shares, the Warrants or any Warrant Shares), other than (i) filings with the SEC, (ii) filings required by applicable state securities laws, (iii) filings required by Nasdaq, or such other applicable stock exchange on which the Company’s common equity is then or will be listed (the “Stock Exchange”), and (iv) those the failure of which to obtain would not be reasonably likely to have, individually or in the aggregate, a Material Adverse Effect.

g. The issued and outstanding shares of Common Stock are registered pursuant to Section 12(b) of the Exchange Act and are listed for trading on the Stock Exchange. Except as disclosed in the Company’s filings with the SEC, as of the date hereof, there is no suit, action, proceeding or investigation pending or, to the knowledge of the Company, threatened against the Company by the Stock Exchange or the SEC, respectively, to prohibit or terminate the listing of the Common Stock, or to deregister the Common Stock, under the Exchange Act. The Company has taken no action that is designed to terminate the registration of the Common Stock under the Exchange Act.

h. Assuming the accuracy of the Subscriber’s representations and warranties set forth in Section 6, no registration under the Securities Act of 1933, as amended (the “Securities Act”) is required for the offer and sale of the Securities by the Company to the Subscriber hereunder. The Securities (i) were not offered to the Subscriber by any form of general solicitation or general advertising and (ii) are not being offered to the Subscriber in a manner involving a public offering under, or in a distribution in violation of, the Securities Act, or any state securities laws.

i. The Company has not engaged any broker, finder, commission agent, placement agent or arranger in connection with the sale of the Securities, and the Company is not under any obligation to pay any broker’s fee or commission in connection with the sale of the Securities.

j. As of the date of this Subscription Agreement, the authorized capital stock of the Company consists of 100,000,000 shares of preferred stock, par value $0.0001 per share (the “Preferred Stock”) and 700,000,000 shares of Common Stock. As of the date of this Subscription Agreement, (i) no Preferred Shares are issued and outstanding and (ii) 47,736,279 shares of Common Stock are issued and outstanding. All issued and outstanding shares of Common Stock have been duly authorized and validly issued, are fully paid and are non-assessable. As of the date hereof, the Company has no subsidiaries and does not own, directly or indirectly, interests or investments (whether equity or debt) in any person, whether incorporated or unincorporated. There are no shareholder agreements, voting trusts or other agreements or understandings to which the Company is a party or by which it is bound relating to the voting of any securities of the Company, other than as set forth in the SEC Reports.

k. The Company is in compliance with applicable law, except where such noncompliance would not reasonably be expected to have a Material Adverse Effect. The Company has not received any written communication from a governmental authority that alleges that the Company is not in compliance with or is in default of any applicable law, except where such noncompliance or default has not had and would not reasonably be expected to have a Material Adverse Effect.

l. Except for such matters as have not had and would not be reasonably likely to have, individually or in the aggregate, a Material Adverse Effect, as of the date hereof, there is no (i) action, suit, claim or other proceeding, in each case by or before any governmental authority pending, or, to the knowledge of the Company, threatened against the Company or (ii) judgment, decree injunction, ruling or order of any governmental entity or arbitrator outstanding against the Company.

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m. There has been no action taken by, to the knowledge of the Company, any of its subsidiaries (collectively, the Company and the Company’s subsidiaries, the “Entities”), or any officer, director, equityholder, manager, employee, agent or representative of any of the Company or any of its subsidiaries acting on behalf of any of the Entities, in violation of any applicable Anti-Corruption Laws (as herein defined), and, to the knowledge of the Company, none of the Entities or any officer, director, equityholder, manager, employee, agent or representative of any of the Entities, in each case, acting on behalf of any of the Entities, have (1) been convicted of violating any Anti-Corruption Laws or subjected to any investigation by a governmental authority for violation of any applicable Anti-Corruption Laws, (2) conducted or initiated any internal investigation or made a voluntary, directed, or involuntary disclosure to any governmental authority regarding any alleged act or omission arising under or relating to any noncompliance with any Anti-Corruption Laws or (3) received any written notice or citation from a governmental authority for any actual or potential noncompliance with any applicable Anti-Corruption Laws. As used herein, “Anti-Corruption Laws” means any applicable laws relating to corruption and bribery, including the U.S. Foreign Corrupt Practices Act of 1977 (as amended), the UK Bribery Act 2010, and any similar law that prohibits bribery or corruption.

6. Subscriber’s Representations and Warranties. The Subscriber represents and warrants to the Company that:

a. At the time the Subscriber, or each of the funds managed by or affiliated with the Subscriber for which the Subscriber is acting as nominee, as applicable, was offered the Securities and the Warrant Shares, it was, and as of the date of this Subscription Agreement it is, and on each date on which it exercises any Warrants it will be, a “qualified institutional buyer” (as defined in Rule 144A under the Securities Act) or an institutional “accredited investor” (within the meaning of Rule 501(a) under the Securities Act), in each case, satisfying the applicable requirements set forth on Schedule A following the signature page hereto and the information contained therein is accurate and complete. The Subscriber, or each of the funds managed by or affiliated with the Subscriber for which the Subscriber is acting as nominee, as applicable (i) is acquiring the Securities and any Warrant Shares only for its own account and not for the account of others, or if the Subscriber is subscribing for the Securities and any Warrant Shares as a fiduciary or agent for one or more investor accounts, the Subscriber has full investment discretion with respect to each such account, and the full power and authority to make the acknowledgements, representations and agreements herein on behalf of each owner of each such account and (ii) is not acquiring the Securities and any Warrant Shares with a view to, or for offer or sale in connection with, any distribution thereof in violation of the Securities Act or any other securities laws of the United States or any other jurisdiction (and shall provide the requested information set forth on Schedule A). The Subscriber is not an entity formed for the specific purpose of acquiring the Securities and any Warrant Shares. The Subscriber further acknowledges that it is aware that the sale to it is being made in reliance on a private placement exempt from registration under the Securities Act and is acquiring the Securities and any Warrant Shares for its own account or for an account over which it exercises sole discretion for another qualified institutional buyer or accredited investor.

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b. The Subscriber acknowledges and agrees that the Securities and any Warrant Shares are being offered in a transaction not involving any public offering within the meaning of the Securities Act and that the offer and sale of the Securities and any Warrant Shares have not been registered under the Securities Act or any other applicable securities laws. The Subscriber acknowledges and agrees that the Securities and any Warrant Shares may not be offered, resold, transferred, pledged or otherwise disposed of by the Subscriber absent an effective registration statement under the Securities Act except (i) to the Company or a subsidiary thereof, (ii) to non-U.S. persons pursuant to offers and sales that occur outside the United States within the meaning of Regulation S under the Securities Act or (iii) pursuant to another applicable exemption from the registration requirements of the Securities Act, and in each of clauses (i) and (iii) in accordance with any applicable securities laws of the states and other jurisdictions of the United States, and that any book entries representing the Securities and any Warrant Shares shall contain a restrictive legend to such effect, which legend shall be subject to removal as set forth herein, subject to applicable law. The Subscriber acknowledges and agrees that the Securities and any Warrant Shares will be subject to the foregoing transfer restrictions and, as a result of these transfer restrictions, the Subscriber may not be able to readily offer, resell, transfer, pledge or otherwise dispose of the Securities and any Warrant Shares and may be required to bear the financial risk of an investment in the Securities and any Warrant Shares for an indefinite period of time. The Subscriber acknowledges and agrees that the Securities and any Warrant Shares will not be eligible for offer, resale, transfer, pledge or disposition pursuant to Rule 144 promulgated under the Securities Act until at least July 12, 2025. The Subscriber acknowledges and agrees that it has been advised to consult legal counsel and tax and accounting advisors prior to making any offer, resale, transfer, pledge or disposition of any of the Securities and any Warrant Shares.

c. The Subscriber acknowledges and agrees that the Subscriber is purchasing the Securities and any Warrant Shares from the Company. The Subscriber further acknowledges that there have not been, and the Subscriber hereby agrees that it is not relying on, any representations, warranties, covenants and agreements made to the Subscriber by or on behalf of the Company, any of its affiliates or any control persons, officers, directors, employees, partners, agents or representatives of any of the foregoing or any other person or entity, expressly or by implication, other than those representations, warranties, covenants and agreements of the Company expressly set forth in Section 5 of this Subscription Agreement.

d. The Subscriber’s acquisition and holding of the Securities and any Warrant Shares will not constitute or result in a non-exempt prohibited transaction under Section 406 of the Employee Retirement Income Security Act of 1974, as amended, Section 4975 of the Internal Revenue Code of 1986, as amended, or any applicable similar law.

e. The Subscriber acknowledges and agrees that the Subscriber has had access to, has received and has had an adequate opportunity to review, such information as the Subscriber deems necessary in order to make an investment decision with respect to the Securities and any Warrant Shares, including, without limitation, the business of the Company and its subsidiaries. Without limiting the generality of the foregoing, the Subscriber acknowledges that it has reviewed the SEC Reports and other information as the Subscriber has deemed necessary to make an investment decision with respect to the Securities and any Warrant Shares. The Subscriber acknowledges and agrees that the Subscriber and the Subscriber’s professional advisor(s), if any, have had the full opportunity to ask such questions, receive such answers and obtain such information as the Subscriber and such Subscriber’s professional advisor(s), if any, deemed necessary to make an investment decision with respect to the Securities and any Warrant Shares.

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f. The Subscriber became aware of this offering of the Securities and any Warrant Shares solely by means of direct contact between the Subscriber and the Company or a representative of the Company, and the Securities and any Warrant Shares were offered to the Subscriber solely by direct contact between the Subscriber and the Company or a representative of the Company. The Subscriber did not become aware of this offering of the Securities and any Warrant Shares, nor were the Securities and any Warrant Shares offered to the Subscriber, by any other means. The Subscriber acknowledges that the Securities and any Warrant Shares (i) were not offered to it by any form of general solicitation or general advertising and (ii) to its knowledge are not being offered in a manner involving a public offering under, or in a distribution in violation of, the Securities Act, or any state securities laws. The Subscriber acknowledges that it is not relying upon, and has not relied upon, any statement, representation or warranty made by any person, firm or corporation (including, without limitation, the Company, any of its affiliates or any control persons, officers, directors, employees, partners, agents or representatives of any of the foregoing), other than the representations and warranties of the Company contained in Section 5 of this Subscription Agreement, in making its investment or decision to invest in the Company.

g. The Subscriber acknowledges that it is aware that there are substantial risks incident to the purchase and ownership of the Securities and any Warrant Shares, including, without limitation, those set forth in the Company’s SEC Reports and Subscriber acknowledges having read the Risk Factors included in the Company’s SEC Reports (the “Risk Factors”). The Subscriber has such knowledge and experience in financial and business matters as to be capable of evaluating the merits and risks of an investment in the Securities and any Warrant Shares, and the Subscriber has had an opportunity to seek and has sought such accounting, legal, business and tax advice as the Subscriber has considered necessary to make an informed investment decision, and the Subscriber has made its own assessment and satisfied itself concerning relevant tax and other economic considerations relative to its purchase of the Securities and any Warrant Shares. The Subscriber (i) is an institutional account as defined in FINRA Rule 4512(c), (ii) is a sophisticated investor, experienced in investing in private equity transactions and capable of evaluating investment risks independently, both in general and with regard to all transactions and investment strategies involving a security or securities, and (iii) has exercised independent judgment in evaluating its participation in the purchase of the Securities and any Warrant Shares. The Subscriber understands and acknowledges that the purchase and sale of the Securities and any Warrant Shares hereunder meets (x) the exemptions from filing under FINRA Rule 5123(b)(1)(A) and (y) the institutional customer exemption under FINRA Rule 2111(b). The Subscriber is able to sustain a complete loss on its investment in the Securities and any Warrant Shares, has no need for liquidity with respect to its investment in the Securities and any Warrant Shares and has no reason to anticipate any change in circumstances, financial or otherwise, which may cause or require any sale or distribution of all or any part of the Securities and any Warrant Shares.

h. Alone, or together with any professional advisor(s), the Subscriber has adequately analyzed and fully considered the risks of an investment in the Securities and any Warrant Shares and determined that the Securities and any Warrant Shares are a suitable investment for the Subscriber and that the Subscriber is able at this time and in the foreseeable future to bear the economic risk of a total loss of the Subscriber’s investment in the Company. The Subscriber acknowledges specifically that a possibility of total loss exists.

i. In making its decision to purchase the Securities and any Warrant Shares, the Subscriber has relied solely upon independent investigation made by the Subscriber; provided that neither such investigation nor any other inquiries or due diligence conducted by the Subscriber shall modify, limit or otherwise affect the Subscriber’s right to rely on the Company’s representations and warranties contained in this Subscription Agreement.

j. The Subscriber acknowledges and agrees that no federal or state agency has passed upon or endorsed the merits of the offering of the Securities and any Warrant Shares or made any findings or determination as to the fairness of this investment.

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k. The Subscriber, if not an individual, has been duly formed or incorporated and is validly existing and is in good standing under the laws of its jurisdiction of formation or incorporation, with power and authority to enter into, deliver and perform its obligations under this Subscription Agreement.

l. The execution, delivery and performance by the Subscriber of this Subscription Agreement and the transactions contemplated herein (including any exercise of the Warrants) are within the powers of the Subscriber, have been duly authorized and will not constitute or result in a breach or default under or conflict with any order, ruling or regulation of any court or other tribunal or of any governmental commission or agency, or any agreement or other undertaking, to which the Subscriber is a party or by which the Subscriber is bound, and, if the Subscriber is not an individual, will not conflict with or violate any provisions of the Subscriber’s organizational documents, including, without limitation, its incorporation or formation papers, bylaws, indenture of trust or partnership or operating agreement, as may be applicable. The signature on this Subscription Agreement is genuine, and the signatory, if the Subscriber is an individual, has legal competence and capacity to execute the same or, if the Subscriber is not an individual, the signatory has been duly authorized to execute the same. This Subscription Agreement has been duly executed and delivered by the Subscriber or the investment advisor to which the Subscriber has delegated decision-making authority over investments and, assuming that the Subscription Agreement constitutes the valid and binding agreement of the Company, constitutes a legal, valid and binding obligation of the Subscriber, enforceable against the Subscriber in accordance with its terms except as may be limited or otherwise affected by (i) bankruptcy, insolvency, fraudulent conveyance, reorganization, moratorium or other laws relating to or affecting the rights of creditors generally, and (ii) principles of equity, whether considered at law or equity.

m. The Subscriber is not (i) a person or entity named on the List of Specially Designated Nationals and Blocked Persons, the Executive Order 13599 List, the Foreign Sanctions Evaders List, or the Sectoral Sanctions Identification List, each of which is administered by the U.S. Treasury Department’s Office of Foreign Assets Control (“OFAC”) or in any Executive Order issued by the President of the United States and administered by OFAC (“OFAC List”), or a person or entity prohibited by any OFAC sanctions program, (ii) owned, directly or indirectly, or controlled by, or acting on behalf of, one or more persons that are named on the OFAC Lists, (iii) organized, incorporated, established, located, resident or born in, or a citizen, national or the government, including any political subdivision, agency or instrumentality thereof, of Cuba, Iran, North Korea, Russia, Syria, the Crimea, Donetsk or Luhansk regions of Ukraine or any other country or territory embargoed or subject to substantial trade restrictions by the United States, (iv) a Designated National as defined in the Cuban Assets Control Regulations, 31 C.F.R. Part 515, or (v) a non-U.S. shell bank or providing banking services indirectly to a non-U.S. shell bank (each, a “Prohibited Investor”). The Subscriber agrees to provide law enforcement agencies, if requested thereby, such records as required by applicable law, provided that the Subscriber is permitted to do so under applicable law. If the Subscriber is a financial institution subject to the Bank Secrecy Act (31 U.S.C. Section 5311 et seq.) (the “BSA”), as amended by the USA PATRIOT Act of 2001 (the “PATRIOT Act”), and its implementing regulations (collectively, the “BSA/PATRIOT Act”), the Subscriber maintains policies and procedures reasonably designed to comply with applicable obligations under the BSA/PATRIOT Act. The Subscriber also represents that, to the extent required, it maintains policies and procedures reasonably designed for the screening of its investors against the OFAC sanctions programs, including, without limitation, the OFAC List. To the extent required by applicable law, the Subscriber maintains policies and procedures reasonably designed to ensure that the funds held by the Subscriber and used to purchase the Securities and any Warrant Shares were legally derived and were not obtained, directly or indirectly, from a Prohibited Investor.

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n. The Subscriber acknowledges that no disclosure or offering document has been prepared by any of the Company’s placement agents or any of their respective affiliates in connection with the offer and sale of the Securities and any Warrant Shares.

o. Intentionally Omitted.

p. Intentionally Omitted.

q. The Subscriber has or has commitments to have and, when required to deliver payment to the Company pursuant to Section 2, will have, sufficient funds to pay the Subscription Amount and consummate the sale, purchase and issuance of the Securities and any Warrant Shares pursuant to this Subscription Agreement.

r. The Subscriber does not have, as of the date hereof, and during the thirty (30)-day period immediately prior to the date hereof such Subscriber has not entered into, any “put equivalent position” as such term is defined in Rule 16a-1 under the Exchange Act or short sale positions with respect to the securities of the Company.

s. Intentionally Omitted.

t. Intentionally Omitted.

u. Intentionally Omitted.

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7. Registration Rights.

a. The Company agrees that, no later than June 30, 2025 (the “Filing Date”), it will file with the SEC (at its sole cost and expense) a registration statement registering the resale of the Shares and the Warrant Shares (collectively, the “Registrable Securities”) (the “Registration Statement”), and it shall use its commercially reasonable efforts to have the Registration Statement declared effective as soon as practicable after the filing thereof, but no later than the earlier of (i) ninety (90) calendar days (or one-hundred twenty (120) calendar days if the SEC notifies the Company that it will “review” the Registration Statement) following the Filing Date and (ii) ten (10) business days after the Company is notified (orally or in writing, whichever is earlier) by the SEC that the Registration Statement will not be “reviewed” or will not be subject to further review. The Company agrees to cause such Registration Statement, or another shelf registration statement that includes the Registrable Securities to be sold pursuant to this Subscription Agreement, to remain effective until the earliest of (i) the second anniversary of the Closing Date on which the Subscriber ceases to hold any Registrable Securities issued pursuant to this Subscription Agreement or (ii) on the first date on which the Subscriber is able to sell all of its Registrable Securities issued pursuant to this Subscription Agreement (or securities received in exchange therefor) under Rule 144 of the Securities Act without regard to volume or manner-of-sale limitations. The Subscriber agrees to disclose its beneficial ownership, as determined in accordance with Rule 13d-3 of the Exchange Act, of Shares to the Company (or its successor) upon reasonable request to assist the Company in making the determination described above. In no event shall the Subscriber be identified as a statutory underwriter in the Registration Statement unless requested by the SEC; provided, that if the SEC requests that the Subscriber be identified as a statutory underwriter in the Registration Statement, the Subscriber will have an opportunity to withdraw its Registrable Securities from the Registration Statement, upon prompt written request from the Company. Notwithstanding the foregoing, if the SEC prevents the Company from including any or all of the securities proposed to be registered under the Registration Statement due to limitations on the use of Rule 415 of the Securities Act for the resale of the Registrable Securities by the applicable securityholders or otherwise, such Registration Statement shall register for resale such number of Registrable Securities which is equal to the maximum number of Registrable Securities as is permitted by the SEC. In such event, the number of Registrable Securities to be registered for each selling securityholder named in the Registration Statement shall be reduced pro rata among all such selling securityholders. The Company may amend the Registration Statement so as to convert the Registration Statement to a Registration Statement on Form S-3 at such time after the Company becomes eligible to use such Form S-3. For as long as the Registration Statement shall remain effective pursuant to this Section 7(a), the Company will use commercially reasonable efforts to (1) qualify the Registrable Securities for listing on the Stock Exchange, and (2) update or amend the Registration Statement as necessary to include the Registrable Securities sold hereby for resale. For as long as the Subscriber holds the Registrable Securities, the Company will use commercially reasonable efforts to file all reports, and provide all customary and reasonable cooperation, necessary to enable the undersigned to resell the Registrable Securities pursuant to the Registration Statement or Rule 144 of the Securities Act (when Rule 144 of the Securities Act becomes available to the Subscriber), as applicable. Notwithstanding anything to the contrary contained herein, the Company may delay or postpone filing of such Registration Statement, and from time to time require the Subscriber not to sell under the Registration Statement or suspend the use or effectiveness of any such Registration Statement, if the board of directors of the Company determines, in good faith and upon the advice of counsel, that either in order for the Registration Statement to not contain a material misstatement or omission, an amendment thereto would be needed, or if such filing or use could materially affect a bona fide business or financing transaction of the Company or would require premature disclosure of information that could materially adversely affect the Company (each such circumstance, a “Suspension Event”); provided, that, (i) the Company shall not so delay filing or so suspend the use of the Registration Statement for a period of more than ninety (90) consecutive days or more than a total of one hundred twenty (120) calendar days, in each case in any three hundred sixty (360) day period and (ii) the Company shall use commercially reasonable efforts to make such Registration Statement available for the resale by the undersigned of the Registrable Securities as soon as practicable thereafter. If so directed by the Company, the Subscriber will destroy all copies of the prospectus covering the Registrable Securities in the Subscriber’s possession; provided, however, that this obligation to destroy all copies of the prospectus covering the Registrable Securities shall not apply (x) to the extent the Subscriber is required to retain a copy of such prospectus (A) in order to comply with applicable legal or regulatory requirements or (B) in accordance with a bona fide pre-existing document retention policy or (y) to copies stored electronically on archival servers as a result of automatic data back-up. The Company’s obligations to include the Registrable Securities issued pursuant to this Subscription Agreement (or securities issued in exchange therefor) for resale in the Registration Statement are contingent upon the Subscriber furnishing in writing to the Company such information regarding the Subscriber, the securities of the Company held by the Subscriber and the intended method of disposition of such Registrable Securities, which shall be limited to non-underwritten public offerings, as shall be reasonably requested by the Company to effect the registration of such Registrable Securities, and shall execute such documents in connection with such registration as the Company may reasonably request that are customary of a selling securityholder in similar situations.

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b. The Company shall advise the Subscriber within five (5) business days: (i) when a Registration Statement or any post-effective amendment thereto has become effective; (ii) of any request by the SEC for amendments or supplements to any Registration Statement or the prospectus included therein or for additional information; (iii) of the issuance by the SEC of any stop order suspending the effectiveness of any Registration Statement or the initiation of any proceedings for such purpose; (iv) of the receipt by the Company of any notification with respect to the suspension of the qualification of the Registrable Securities included therein for sale in any jurisdiction or the initiation or threatening of any proceeding for such purpose; and (v) subject to the provisions in this Subscription Agreement, of the occurrence of any event that requires the making of any changes in any Registration Statement or prospectus so that, as of such date, the statements therein are not misleading and do not omit to state a material fact required to be stated therein or necessary to make the statements therein (in the case of a prospectus, in the light of the circumstances under which they were made) not misleading. Upon receipt of any written notice from the Company (which notice shall not contain any material non-public information regarding the Company) of the happening of any event contemplated in clauses (ii) through (v) above or of a Suspension Event during the period that the Registration Statement is effective, the Subscriber agrees that (1) it will immediately discontinue offers and sales of the Registrable Securities under the Registration Statement (excluding, for the avoidance of doubt, sales conducted pursuant to Rule 144 or another applicable exemption to registration under the Securities Act) until the undersigned receives copies of a supplemental or amended prospectus (which the Company agrees to promptly prepare) that corrects the misstatement(s) or omission(s) referred to above and receives notice that any post-effective amendment has become effective or unless otherwise notified by the Company that it may resume such offers and sales, and (2) it will maintain the confidentiality of any information included in such written notice delivered by the Company except (A) for disclosure to the Subscriber’s employees, agents and professional advisers who need to know such information and are obligated to keep it confidential, (B) for disclosures to the extent required in order to comply with reporting obligations to its limited partners who have agreed to keep such information confidential and (C) as required by law or subpoena. The Company shall use its commercially reasonable efforts to obtain the withdrawal of any order suspending the effectiveness of any Registration Statement as soon as reasonably practicable. Upon the occurrence of any event contemplated in clauses (ii) through (v) above, except for such times as the Company is permitted hereunder to suspend, and has suspended, the use of a prospectus forming part of a Registration Statement, the Company shall use its commercially reasonable efforts to as soon as reasonably practicable prepare a post-effective amendment to such Registration Statement or a supplement to the related prospectus, or file any other required document so that, as thereafter delivered to purchasers of the Registrable Securities included therein, such prospectus will not include any untrue statement of a material fact or omit to state any material fact necessary to make the statements therein, in the light of the circumstances under which they were made, not misleading.

c. The Company will use its commercially reasonable efforts to (i) at the request of Subscriber, deliver all the necessary documentation to cause the Company’s transfer agent to remove all restrictive legends from any Registrable Securities that have been sold under the Registration Statement or pursuant to Rule 144, and (ii) cause its legal counsel to deliver to the transfer agent the necessary legal opinions required by the transfer agent, if any, in connection with the instruction under clause (i) upon the receipt of Subscriber representation letters and such other customary supporting documentation as requested by (and in a form reasonably acceptable to) such counsel, in each case within two (2) business days of such request. The Subscriber agrees to disclose its beneficial ownership, as determined in accordance with Rule 13d-3 of the Exchange Act, of Registrable Securities to the Company (or its successor) upon reasonable request to assist the Company in making the determination described above.

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d. Indemnification

(i) The Company agrees to indemnify and hold harmless, to the extent permitted by law, the Subscriber, its directors, and officers, employees, and agents, and each person who controls the Subscriber (within the meaning of the Securities Act or the Exchange Act) and each affiliate of the Subscriber (within the meaning of Rule 405 under the Securities Act) from and against any and all losses, claims, damages, liabilities and expenses (including, without limitation, any reasonable and documented attorneys’ fees and expenses incurred in connection with defending or investigating any such action or claim) caused by any untrue or alleged untrue statement of material fact contained in any Registration Statement, prospectus included in any Registration Statement (“Prospectus”) or preliminary Prospectus or any amendment thereof or supplement thereto or any omission or alleged omission of a material fact required to be stated therein or necessary to make the statements therein not misleading, except insofar as the same are caused by or contained in any information furnished in writing to the Company by or on behalf of the Subscriber expressly for use therein.

(ii) The Subscriber agrees, severally and not jointly with any other person, to indemnify and hold harmless the Company, its directors and officers and agents and each person who controls the Company (within the meaning of the Securities Act) against any losses, claims, damages, liabilities and expenses (including, without limitation, any reasonable and documented attorneys’ fees) resulting from any untrue statement of material fact contained in the Registration Statement, Prospectus or preliminary Prospectus or any amendment thereof or supplement thereto or any omission of a material fact required to be stated therein or necessary to make the statements therein not misleading, but only to the extent that such untrue statement or omission is contained in any information so furnished in writing by the or on behalf of Subscriber expressly for use therein. In no event shall the liability of the Subscriber be greater in amount than the dollar amount of the net proceeds received by such Subscriber upon the sale of the Shares purchased pursuant to this Subscription Agreement giving rise to such indemnification obligation.

(iii) Any person entitled to indemnification herein shall (1) give prompt written notice to the indemnifying party of any claim with respect to which it seeks indemnification (provided that the failure to give prompt notice shall not impair any person’s right to indemnification hereunder to the extent such failure has not prejudiced the indemnifying party) and (2) permit such indemnifying party to assume the defense of such claim with counsel reasonably satisfactory to the indemnified party. If such defense is assumed, the indemnifying party shall not be subject to any liability for any settlement made by the indemnified party without its consent. An indemnifying party who elects not to assume the defense of a claim shall not be obligated to pay the fees and expenses of more than one counsel for all parties indemnified by such indemnifying party with respect to such claim, unless in the reasonable judgment of legal counsel to any indemnified party a conflict of interest exists between such indemnified party and any other of such indemnified parties with respect to such claim. No indemnifying party shall, without the consent of the indemnified party, consent to the entry of any judgment or enter into any settlement that (1) cannot be settled in all respects by the payment of money (and such money is so paid by the indemnifying party pursuant to the terms of such settlement), (2) does not include as an unconditional term thereof the giving by the claimant or plaintiff to such indemnified party of a release from all liability in respect to such claim or litigation or (3) contains any statement of fault or culpability.

(iv) The indemnification provided for under this Subscription Agreement shall remain in full force and effect regardless of any investigation made by or on behalf of the indemnified party or any officer, director, employee, agent, affiliate or controlling person of such indemnified party and shall survive the transfer of the Securities purchased pursuant to this Subscription Agreement.

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(v) If the indemnification provided under this Section 7(d) from the indemnifying party is unavailable or insufficient to hold harmless an indemnified party in respect of any losses, claims, damages, liabilities and expenses referred to herein, then the indemnifying party shall contribute to the amount paid or payable by the indemnified party as a result of such losses, claims, damages, liabilities and expenses in such proportion as is appropriate to reflect the relative fault of the indemnifying party and the indemnified party, as well as any other relevant equitable considerations. The relative fault of the indemnifying party and indemnified party shall be determined by reference to, among other things, whether any action in question, including any untrue or alleged untrue statement of a material fact or omission or alleged omission to state a material fact, was made by, or relates to information supplied by, such indemnifying party or indemnified party, and the indemnifying party’s and indemnified party’s relative intent, knowledge, access to information and opportunity to correct or prevent such action. The amount paid or payable by a party as a result of the losses or other liabilities referred to above shall be deemed to include, subject to the limitations set forth above, any legal or other fees, charges or expenses reasonably incurred by such party in connection with any investigation or proceeding. No person guilty of fraudulent misrepresentation (within the meaning of Section 11(f) of the Securities Act) shall be entitled to contribution pursuant to this Section 7(d) from any person who was not guilty of such fraudulent misrepresentation. In no event shall the liability of the Subscriber pursuant to this Section 7(d)(v) be greater in amount than the dollar amount of the net proceeds received by such Subscriber upon the sale of the Securities purchased pursuant to this Subscription Agreement giving rise to such indemnification obligation, and such obligations of the Subscriber shall be several and not joint.

8. Termination. This Subscription Agreement shall terminate and be void and of no further force and effect, and all rights and obligations of the parties hereunder shall terminate without any further liability on the part of any party in respect thereof, upon the mutual written agreement of each of the parties hereto to terminate this Subscription Agreement (a “Termination”); provided, that nothing herein will relieve any party from liability for any willful and material breach of any covenant, agreement, obligation, representation or warranty hereunder prior to the time of termination, and each party will be entitled to any remedies at law or in equity to recover losses, liabilities or damages arising from any such willful and material breach. Upon the Termination of this Subscription Agreement, this Subscription Agreement shall be void and of no further effect and any monies paid by the Subscriber to the Company in connection herewith shall promptly (and in any event within one (1) business day) following the Termination be returned to the Subscriber.

9. Miscellaneous.

a. Neither this Subscription Agreement nor any rights that may accrue to the Subscriber hereunder (other than the Securities acquired hereunder and the rights set forth in Section 7 solely in connection with a transfer of such Securities (other than a transfer in connection with a sale pursuant to either an effective registration statement or under Rule 144), if any) may be transferred or assigned. Notwithstanding the foregoing, after notifying the Company, Subscriber may assign its rights and obligations under this Subscription Agreement to one or more of its affiliates (including other investment funds or accounts managed or advised by the investment manager who acts on behalf of Subscriber) or, with the Company’s prior written consent, to another person; provided, that no such assignment shall relieve Subscriber of its obligations hereunder if any such assignee fails to perform such obligations. Notwithstanding the foregoing, the Warrants may not be transferred by the holder thereof following their issuance.

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b. The Company may request from the Subscriber such additional information as the Company may deem necessary to register the resale of the Registrable Securities and evaluate the eligibility of the Subscriber to acquire the Securities, and the Subscriber shall provide such information as may be reasonably requested. The Subscriber acknowledges that the Company may file a form or copy of this Subscription Agreement and the Warrant with the SEC as an exhibit to a periodic report or a registration statement of the Company.

c. The Subscriber acknowledges that the Company and others will rely on the acknowledgments, understandings, agreements, representations and warranties of the Subscriber contained in this Subscription Agreement, including Schedule A. Prior to the Closing, the Subscriber agrees to promptly notify the Company in writing if any of the acknowledgments, understandings, agreements, representations or warranties set forth in Section 6 are no longer accurate in any material respect (other than those acknowledgments, understandings, agreements, representations and warranties qualified by materiality, in which case the Subscriber shall notify the Company if they are no longer accurate in any respect). The Subscriber acknowledges and agrees that the purchase by the Subscriber of Securities from the Company will constitute a reaffirmation of the acknowledgments, understandings, agreements, representations and warranties herein (as modified by any notice previously provided pursuant to this Section 9 or otherwise) by the Subscriber as of the time of such purchase.

d. The Subscriber agrees that, from the date hereof until the earliest of (i) the Closing, (ii) the termination of this Subscription Agreement and (iii) so long as any Warrants remain outstanding, none of the Subscriber or any person or entity acting on behalf of the Subscriber or pursuant to any understanding with the Subscriber will engage in any hedging or other transactions or arrangements (including, without limitation, any short sale or the purchase or sale of, or entry into, any put or call option, or combination thereof, forward, swap or any other derivative transaction or similar instrument, including without limitation equity repurchase agreements and securities lending arrangements, however described or defined) designed or intended, or which could reasonably be expected to lead to or result in, a sale, loan, pledge or other disposition or transfer (whether by the Subscriber or any other person), in each case, solely to the extent it has the same economic effect as a “short sale” (as defined in Rule 200 promulgated under Regulation SHO under the Exchange Act), of any economic consequences of ownership (excluding, for the avoidance of doubt, any consequences resulting solely from foreign exchange fluctuations), in whole or in part, directly or indirectly, physically or synthetically, of any Securities or any securities of the Company prior to the Closing, whether any such transaction or arrangement (or instrument provided for thereunder) would be settled by delivery of securities of the Company, in cash or otherwise, or to publicly disclose the intention to undertake any of the foregoing; provided, however, that the provisions of this Section 9(d) shall not apply to long sales (including sales of securities held by the Subscriber, its controlled affiliates or any person or entity acting on behalf of the Subscriber or any of its controlled affiliates prior to the date hereof and securities purchased by the Subscriber in the open market after the date hereof) other than those effectuated through derivative transactions and similar instruments.

e. The Company is entitled to rely upon this Subscription Agreement and each is irrevocably authorized to produce this Subscription Agreement or a copy hereof to any interested party in any administrative or legal proceeding or official inquiry with respect to the matters covered hereby; provided, however, that the foregoing clause of this Section 9(e) shall not give the Company any rights other than those expressly set forth herein.

f. All of the agreements, representations and warranties made by each party hereto in this Subscription Agreement shall survive the Closing.

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g. This Subscription Agreement may not be terminated other than pursuant to the terms of Section 8 above. The provisions of this Subscription Agreement may not be modified, amended or waived except by an instrument in writing, signed by each of the Company and the Subscriber hereto. No failure or delay of either the Company or the Subscriber in exercising any right or remedy hereunder shall operate as a waiver thereof, nor shall any single or partial exercise of any such right or power, or any abandonment or discontinuance of steps to enforce such right or power, or any course of conduct, preclude any other or further exercise thereof or the exercise of any other right or power. The rights and remedies of the parties hereunder are cumulative and are not exclusive of any rights or remedies that they would otherwise have hereunder.

h. This Subscription Agreement (including, without limitation, the schedule hereto and the Warrant attached as Exhibit A hereto) constitutes the entire agreement, and supersedes all other prior agreements, understandings, representations and warranties, both written and oral, among the parties, with respect to the subject matter hereof. Except as set forth in Section 7(d), Section 8, Section 9(c), Section 9(e), this Section 9(h), Section 9(l) and Section 10 with respect to the persons specifically referenced therein, this Subscription Agreement shall not confer any rights or remedies upon any person other than the parties hereto, and their respective successor and assigns, and the parties hereto acknowledge that such persons so referenced are third party beneficiaries of this Subscription Agreement with right of enforcement for the purposes of, and to the extent of, the rights granted to them, if any, pursuant to the applicable provisions.

i. Except as otherwise provided herein, this Subscription Agreement shall be binding upon, and inure to the benefit of the parties hereto and their heirs, executors, administrators, successors, legal representatives, and permitted assigns, and the agreements, representations, warranties, covenants and acknowledgments contained herein shall be deemed to be made by, and be binding upon, such heirs, executors, administrators, successors, legal representatives and permitted assigns.

j. If any provision of this Subscription Agreement shall be adjudicated by a court of competent jurisdiction to be invalid, illegal or unenforceable, the validity, legality or enforceability of the remaining provisions of this Subscription Agreement shall not in any way be affected or impaired thereby and shall continue in full force and effect.

k. This Subscription Agreement may be executed and delivered in one or more counterparts (including, without limitation, by facsimile or electronic mail or in .pdf) and by different parties in separate counterparts, with the same effect as if all parties hereto had signed the same document. All counterparts so executed and delivered shall be construed together and shall constitute one and the same agreement.

l. The parties hereto acknowledge and agree that irreparable damage would occur if any of the provisions of this Subscription Agreement were not performed in accordance with their specific terms or were otherwise breached. It is accordingly agreed that the parties hereto shall be entitled to an injunction or injunctions to prevent breaches of this Subscription Agreement, without posting a bond or undertaking and without proof of damages, to enforce specifically the terms and provisions of this Subscription Agreement, this being in addition to any other remedy to which such party is entitled at law, in equity, in contract, in tort or otherwise.

m. Any notice or communication required or permitted hereunder to be given to the Subscriber shall be in writing and either delivered personally, emailed or sent by overnight mail via a reputable overnight carrier, or sent by certified or registered mail, postage prepaid, to such address(es) or email address(es) set forth on the signature page hereto, and shall be deemed to be given and received (x) when so delivered personally, (y) when sent, with no mail undeliverable or other rejection notice, if sent by email, or (z) three (3) business days after the date of mailing to the address below or to such other address or addresses as the Subscriber may hereafter designate by notice to the Company.

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(i) if to the Subscriber, to such address or addresses set forth on the signature page hereto;

(ii) if to the Company, to:

c/o Stardust Power Inc.
15 E. Putnam Avenue, Suite 378
Greenwich, CT 06830
Attention: Roshan Pujari
Udaychandra Devasper
E-mail:	roshan@stardust-power.com
uday@stardust-power.com

n. THIS SUBSCRIPTION AGREEMENT SHALL BE GOVERNED BY AND CONSTRUED IN ACCORDANCE WITH THE LAWS OF THE STATE OF DELAWARE (REGARDLESS OF THE LAWS THAT MIGHT OTHERWISE GOVERN UNDER APPLICABLE PRINCIPLES OF CONFLICTS OF LAWS THEREOF) AS TO ALL MATTERS (INCLUDING ANY ACTION, SUIT, LITIGATION, ARBITRATION, MEDIATION, CLAIM, CHARGE, COMPLAINT, INQUIRY, PROCEEDING, HEARING, AUDIT, INVESTIGATION OR REVIEWS BY OR BEFORE ANY GOVERNMENTAL ENTITY RELATED HERETO), INCLUDING MATTERS OF VALIDITY, CONSTRUCTION, EFFECT, PERFORMANCE AND REMEDIES. THE PARTIES HERETO IRREVOCABLY SUBMIT TO THE EXCLUSIVE JURISDICTION OF THE CHANCERY COURT OF THE STATE OF DELAWARE (OR, IF THE CHANCERY COURT OF THE STATE OF DELAWARE DECLINES TO ACCEPT JURISDICTION, THE SUPERIOR COURT OF THE STATE OF DELAWARE, OR THE UNITED STATES DISTRICT COURT FOR THE DISTRICT OF DELAWARE) SOLELY IN RESPECT OF THE INTERPRETATION AND ENFORCEMENT OF THE PROVISIONS OF THIS SUBSCRIPTION AGREEMENT AND THE DOCUMENTS REFERRED TO IN THIS SUBSCRIPTION AGREEMENT AND IN RESPECT OF THE TRANSACTIONS CONTEMPLATED HEREBY, AND HEREBY WAIVE, AND AGREE NOT TO ASSERT, AS A DEFENSE IN ANY ACTION, SUIT OR PROCEEDING FOR INTERPRETATION OR ENFORCEMENT HEREOF OR ANY SUCH DOCUMENT THAT IS NOT SUBJECT THERETO OR THAT SUCH ACTION, SUIT OR PROCEEDING MAY NOT BE BROUGHT OR IS NOT MAINTAINABLE IN SAID COURTS OR THAT VENUE THEREOF MAY NOT BE APPROPRIATE OR THAT THIS SUBSCRIPTION AGREEMENT OR ANY SUCH DOCUMENT MAY NOT BE ENFORCED IN OR BY SUCH COURTS, AND THE PARTIES HERETO IRREVOCABLY AGREE THAT ALL CLAIMS WITH RESPECT TO SUCH ACTION, SUIT OR PROCEEDING SHALL BE HEARD AND DETERMINED BY SUCH COURT. THE PARTIES HEREBY CONSENT TO AND GRANT ANY SUCH COURT JURISDICTION OVER THE PERSON OF SUCH PARTIES AND OVER THE SUBJECT MATTER OF SUCH DISPUTE AND AGREE THAT MAILING OF PROCESS OR OTHER PAPERS IN CONNECTION WITH SUCH ACTION, SUIT OR PROCEEDING IN THE MANNER PROVIDED IN THIS SECTION 9(N) OF THIS SUBSCRIPTION AGREEMENT OR IN SUCH OTHER MANNER AS MAY BE PERMITTED BY LAW SHALL BE VALID AND SUFFICIENT SERVICE THEREOF.

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EACH PARTY ACKNOWLEDGES AND AGREES THAT ANY CONTROVERSY WHICH MAY ARISE UNDER THIS SUBSCRIPTION AGREEMENT OR THE TRANSACTIONS CONTEMPLATED HEREBY IS LIKELY TO INVOLVE COMPLICATED AND DIFFICULT ISSUES, AND THEREFORE EACH SUCH PARTY HEREBY IRREVOCABLY AND UNCONDITIONALLY WAIVES ANY RIGHT SUCH PARTY MAY HAVE TO A TRIAL BY JURY IN RESPECT OF ANY LITIGATION DIRECTLY OR INDIRECTLY ARISING OUT OF OR RELATING TO THIS SUBSCRIPTION AGREEMENT OR THE TRANSACTIONS CONTEMPLATED BY THIS SUBSCRIPTION AGREEMENT AND FOR ANY COUNTERCLAIM RELATING THERETO. IF THE SUBJECT MATTER OF ANY SUCH LEGAL DISPUTE IS ONE IN WHICH THE WAIVER OF JURY TRIAL IS PROHIBITED, NO PARTY HERETO NOR ANY PERSON ASSERTING RIGHTS AS A THIRD PARTY BENEFICIARY SHALL ASSERT IN SUCH LEGAL DISPUTE A NONCOMPULSORY COUNTERCLAIM ARISING OUT OF OR RELATING TO THIS SUBSCRIPTION AGREEMENT OR THE TRANSACTIONS CONTEMPLATED HEREBY. FURTHERMORE, NO PARTY HERETO NOR ANY PERSON ASSERTING RIGHTS AS A THIRD PARTY BENEFICIARY SHALL SEEK TO CONSOLIDATE ANY SUCH LEGAL DISPUTE WITH A SEPARATE ACTION OR OTHER LEGAL PROCEEDING IN WHICH A JURY TRIAL CANNOT BE WAIVED. EACH PARTY CERTIFIES AND ACKNOWLEDGES THAT (I) NO REPRESENTATIVE, AGENT OR ATTORNEY OF ANY OTHER PARTY HAS REPRESENTED, EXPRESSLY OR OTHERWISE, THAT SUCH OTHER PARTY WOULD NOT, IN THE EVENT OF LITIGATION, SEEK TO ENFORCE THE FOREGOING WAIVER; (II) SUCH PARTY UNDERSTANDS AND HAS CONSIDERED THE IMPLICATIONS OF THE FOREGOING WAIVER; (III) SUCH PARTY MAKES THE FOREGOING WAIVER VOLUNTARILY AND (IV) SUCH PARTY HAS BEEN INDUCED TO ENTER INTO THIS SUBSCRIPTION AGREEMENT BY, AMONG OTHER THINGS, THE MUTUAL WAIVER AND CERTIFICATIONS IN THIS SECTION 9(N).

o. Intentionally Omitted.

10. Non-Reliance and Exculpation. The Subscriber acknowledges that it is not relying upon, and has not relied upon, any statement, representation or warranty made by any person, firm or corporation, other than the statements, representations and warranties of the Company expressly contained in Section 5, in making its investment or decision to invest in the Company. The Subscriber acknowledges and agrees that none of (i) any other investor pursuant to this Subscription Agreement, the Other Subscription Agreements or any other subscription agreement related to the private placement of the Securities (including the investor’s respective affiliates or any control persons, officers, directors, employees, partners, agents or representatives of any of the foregoing), (ii) intentionally omitted, or (iii) any Non-Party Affiliate, shall have any liability to the Subscriber pursuant to, arising out of or relating to this Subscription Agreement or any other subscription agreement related to the private placement of the Securities, the negotiation hereof or thereof or its subject matter, or the transactions contemplated hereby or thereby, including, without limitation, with respect to any action heretofore or hereafter taken or omitted to be taken by any of them in connection with the purchase of the Securities or with respect to any claim (whether in tort, contract or otherwise) for breach of this Subscription Agreement or in respect of any written or oral representations made or alleged to be made in connection herewith, as expressly provided herein, or for any actual or alleged inaccuracies, misstatements or omissions with respect to any information or materials of any kind furnished by the Company or any Non-Party Affiliate concerning the Company, any of their respective controlled affiliates, this Subscription Agreement or the transactions contemplated hereby. For purposes of this Subscription Agreement, “Non-Party Affiliates” means each former, current or future officer, director, employee, partner, member, manager, direct or indirect equityholder or affiliate of the Company or any of the Company’s controlled affiliates or any family member of the foregoing.

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11. Intentionally Omitted.

12. Several Obligations. The obligations of the Subscriber and each Other Subscriber in connection with the private placement are several and not joint, and Subscriber shall not be responsible in any way for the performance of the obligations of any Other Subscriber in connection with the private placement. Nothing contained herein or in any Other Subscription Agreement, and no action taken by Subscriber or any Other Subscriber pursuant hereto or thereto, shall be deemed to constitute the Subscriber and Other Subscriber as a partnership, an association, a joint venture or any other kind of entity, or create a presumption that the Subscriber and Other Subscribers are in any way acting in concert or as a group with respect to such obligations or the transactions contemplated hereby.

[Signature Page Follows]

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IN WITNESS WHEREOF, the Subscriber has executed or caused this Subscription Agreement to be executed by its duly authorized representative as of the date set forth below.

Name of Subscriber:	Date: ____________, 2025

By:
Name:
Title:

Name in which Shares are to be registered (if different):

State/Country of Formation or Domicile:

Subscriber’s EIN:

Business Address-Street:	Mailing Address-Street (if different):

City, State, Zip:	City, State, Zip:

Attn:	Attn:

Telephone No.:	Telephone No.:
Facsimile No.:	Facsimile No.:

Number of Shares subscribed for:

Number of Warrants subscribed for:

Aggregate Subscription Amount: $0.00

You must pay the Subscription Amount by wire transfer of United States dollars in immediately available funds to the account specified by Stardust Power Inc. in the Closing Notice.

[Signature Page to Subscription Agreement]

IN WITNESS WHEREOF, Stardust Power Inc. has accepted this Subscription Agreement as of the date set forth below.

Stardust Power Inc.

By:
Name:
Title:

[Signature Page to Subscription Agreement]

SCHEDULE A

ELIGIBILITY REPRESENTATIONS OF THE SUBSCRIBER

This Schedule must be completed by the Subscriber and forms a part of the Subscription Agreement to which it is attached. Capitalized terms used and not otherwise defined in this Schedule have the meanings given to them in the Subscription Agreement. The Subscriber must check the applicable box in either Section A, Section B or Section C below.

A.	QUALIFIED INSTITUTIONAL BUYER STATUS

(Please check the applicable subparagraphs):

☐ We are a “qualified institutional buyer” (as defined in Rule 144A under the Securities Act (a “QIB”)).

** OR **

B.	INSTITUTIONAL ACCREDITED INVESTOR STATUS

(Please check the applicable subparagraphs):

1.	☐ We are an “accredited investor” (within the meaning of Rule 501(a) under the Securities Act or an entity in which all of the equity holders are accredited investors within the meaning of Rule 501(a) under the Securities Act), and have marked and initialed the appropriate box below indicating the provision under which we qualify as an “accredited investor.”

2. ☐ We are not a natural person.

C.	AFFILIATE STATUS

(Please check the applicable subparagraphs): SUBSCRIBER

☐ is:

☐ is not:

an “affiliate” (as defined in Rule 144 under the Securities Act) of the Company or acting on behalf of an affiliate of the Company.

Rule 501(a) under the Securities Act, in relevant part, states that an “accredited investor” shall mean any person who comes within any of the below listed categories, or who the issuer reasonably believes comes within any of the below listed categories, at the time of the sale of the securities to that person. The Subscriber has indicated, by marking and initialing the appropriate box below, the provision(s) below which apply to the Subscriber and under which the Subscriber accordingly qualifies as an “accredited investor.”

☐ Any bank, registered broker or dealer, insurance company, registered investment company, business development company, or small business investment company;

☐ Any investment adviser registered pursuant to section 203 of the Investment Advisers Act or registered pursuant to the laws of a state;

☐ Any investment adviser relying on the exemption from registering with the SEC under section 203(1) or (m) of the Investment Advisers Act;

Schedule A

☐ Any plan established and maintained by a state, its political subdivisions, or any agency or instrumentality of a state or its political subdivisions for the benefit of its employees, if such plan has total assets in excess of $5,000,000;

☐ Any employee benefit plan within the meaning Title I of the Employee Retirement Income Security Act of 1974 (“ERISA”), if (i) the investment decision is made by a plan fiduciary, as defined in section 3(21) of ERISA, which is either a bank, a savings and loan association, an insurance company, or a registered investment adviser, (ii) the employee benefit plan has total assets in excess of $5,000,000 or, (iii) such plan is a self-directed plan, with investment decisions made solely by persons that are “accredited investors”;

☐ Any organization described in Section 501(c)(3) of the Internal Revenue Code, corporation, similar business trust, or partnership, not formed for the specific purpose of acquiring the securities offered, with total assets in excess of $5,000,000;

☐ Any entity, other than an entity described in the categories of “accredited investors” above, not formed for the specific purpose of acquiring the securities offered, owning investments in excess of $5,000,000;

☐ Any “family office,” as defined under the Investment Advisers Act that satisfies all of the following conditions: (i) with assets under management in excess of $5,000,000, (ii) that is not formed for the specific purpose of acquiring the securities offered, and (iii) whose prospective investment is directed by a person who has such knowledge and experience in financial and business matters that such family office is capable of evaluating the merits and risks of the prospective investment;

☐ Any “family client,” as defined under the Investment Advisers Act, of a family office meeting the requirements in the previous paragraph and whose prospective investment in the issuer is directed by such family office pursuant to the previous paragraph;

☐ Any director, executive officer, or general partner of the issuer of the securities being offered or sold, or any director, executive officer, or general partner of a general partner of that issuer;

☐ Any natural person whose individual net worth, or joint net worth with that person’s spouse, exceeds $1,000,000. For purposes of calculating a natural person’s net worth: (a) the person’s primary residence shall not be included as an asset; (b) indebtedness that is secured by the person’s primary residence, up to the estimated fair market value of the primary residence at the time of the sale of securities, shall not be included as a liability (except that if the amount of such indebtedness outstanding at the time of sale of securities exceeds the amount outstanding sixty (60) days before such time, other than as a result of the acquisition of the primary residence, the amount of such excess shall be included as a liability); and (c) indebtedness that is secured by the person’s primary residence in excess of the estimated fair market value of the primary residence at the time of the sale of securities shall be included as a liability;

☐ Any natural person who had an individual income in excess of $200,000 in each of the two most recent years or joint income with that person’s spouse in excess of $300,000 in each of those years and has a reasonable expectation of reaching the same income level in the current year;

☐ Any natural person holding in good standing one or more professional certifications or designations or credentials from an accredited educational institution that the SEC has designated as qualifying an individual for accredited investor status, such as a General Securities Representative license (Series 7), a Private Securities Offerings Representative license (Series 82) and an Investment Adviser Representative license (Series 65);

☐ Any natural person who is a “knowledgeable employee,” as defined in the Investment Company Act, of the issuer of the securities being offered or sold where the issuer would be an investment company, as defined in section 3 of such act, but for the exclusion provided by either section 3(c)(1) or section 3(c)(7) of such act;

☐ Any trust with assets in excess of $5,000,000, not formed to acquire the securities offered, whose purchase is directed by a sophisticated person as described in Section 230.506(b)(2)(ii) of Regulation D under the Securities Act; or

☐ Any entity in which all of the equity owners are accredited investors meeting one or more of the above tests.

This page should be completed by the Subscriber

and constitutes a part of the Subscription Agreement.

Schedule A

EXHIBIT A

Form of Common Stock Purchase Warrant

Exhibit A